SEI INSTITUTIONAL INVESTMENTS TRUST

World Select Equity Fund
(the "Fund")

Supplement Dated December 16, 2022
to the Prospectus dated September 30, 2022, and Statement of Additional Information (the "SAI"), dated September 30, 2022

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with such Prospectus and SAI.

The Prospectus and SAI are hereby amended and supplemented to reflect the following changes to the Fund.

Change in Portfolio Management of the Fund

Effective immediately, INTECH Investment Management LLC and Fondmaeglerselskabet Maj Invest A/S no longer serve as sub-advisers to the Fund. As such, all references to INTECH Investment Management LLC and Fondmaeglerselskabet Maj Invest A/S are hereby deleted from the Prospectus and SAI.

There are no other changes to the Prospectus or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1429 (12/22)